FLORIDA UNIVERSITY SYSTEM OPTIONAL RETIREMENT

PROGRAM AND THE FLORIDA SENIOR MANAGEMENT

SERVICE OPTIONAL ANNUITY PROGRAM

A GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACT

issued by

Voya Retirement Insurance and Annuity Company
and its
Variable Annuity Account C

Supplement Dated March 7, 2024 to the Contract Prospectus,

Initial Summary Prospectus and Updating Summary Prospectus,
each dated May 1, 2023, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION ABOUT YOUR

CONTRACT PROSPECTUS AND SUMMARY PROSPECTUSES

Certain information has been corrected in the CURRENT EXPENSES and AVERAGE ANNUAL TOTAL RETURNS sections of the APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX A”), in the contract prospectus and the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX”), in the summary prospectuses. In that regard, the APPENDIX A of the contract prospectus and the APPENDIX of the summary prospectuses are replaced in their entirety, after the words “APPENDIX A:” or “APPENDIX:”, as applicable, with the following:

The following is a list of Funds available under the Contract. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds.

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=NRVA00021. You can also request this information at no cost by calling Customer Service at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Delaware Mid Cap Growth Equity Fund (Institutional Shares)[1,2] Investment Adviser: Delaware Management Company	0.79%	-45.34%	5.84%	10.42%
Achieve long-term capital appreciation.	DFA Emerging Markets Core Equity Portfolio (Institutional Shares)[1] Investment Adviser: Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.40%	-16.40%	-0.19%	2.24%
Provide inflation protection and earn current income consistent with inflation-protected securities.	DFA Inflation-Protected Securities Portfolio (Institutional Shares)[1] Investment Adviser: Dimensional Fund Advisors LP	0.11%	-12.22%	2.06%	1.04%
Seeks to achieve long-term capital appreciation.	DFA U.S. Sustainability Core 1 Portfolio (Institutional Shares)[1] Investment Adviser: Dimensional Fund Advisors LP	0.17%	-17.84%	9.41%	12.44%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[1]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public funds under 403(b) or Roth 403(b) annuity contracts.
[2]	On April 28, 2023, this Fund changed its name from the Delaware Smid Cap Growth Fund.

X.207045-23A	March 2024

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	JPMorgan Large Cap Growth Fund (Class R6)[3] Investment Adviser: J.P. Morgan Investment Management	0.44%	-11.92%	13.49%	15.72%
Seeks to provide investors with long-term capital growth.	Touchstone Value Fund (Institutional Shares)[3] Investment Adviser: Touchstone Advisors, Inc. Subadviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.68%	25.13	12.05%	12.78%
Seeks to track the performance of a benchmark index that measures the investment return of small- capitalization value stocks.	Vanguard® Small-Cap Value Index Fund (Institutional Shares)[4] Investment Adviser: The Vanguard Group, Inc. (Vanguard)	0.06%	-9.31%	5.80%	10.29%
Seeks to track the performance of a broad, market-weighted bond index.	Vanguard® Total Bond Market Index Fund (Institutional Shares)[4] Investment Adviser: The Vanguard Group, Inc. (Vanguard)	0.04%	-13.15%	0.01%	1.00%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.	Vanguard® Total International Stock Index Fund (Institutional Shares)[4] Investment Adviser: The Vanguard Group, Inc. (Vanguard)	0.08%	-15.98%	1.12%	4.09%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[3]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public funds under 403(b) or Roth 403(b) annuity contracts.
[4]	Vanguard is a trademark of The Vanguard Group, Inc.

X.207045-23A	March 2024

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.207045-23A	March 2024